Exhibit (a)(1)(H)

HOME E MAIL CONTACT US Need Help? E-MAIL: stockadmin@ovt.com Welcome to the Tender Offer Website for OmniVision’s offer to exchange certain outstanding options for restricted stock units Please enter your User ID using the E-mail ID (without @ovt.com) and temporary password (this is OVT + the last 4 digits of your social security number). For example, if the last 4 digits of your social security number is 1234 you would use OVT1234. If you do not have a social security number, please use OVT + MMDD of your birth. For example, if you were born on June 2, your password would be OVT0602. You will be required to change your password if visiting the website for the first time. User ID: (Not Case Sensitive) Password: (Case Sensitive) ENTER

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HOME E MAIL CONTACT US LOG OUT Need Help? E-MAIL: stockadmin@ovt.com Change Passw ord Election Info Make An Election Welcome: Employee Name Welcome to the Tender Offer Website for OmniVision’s Offer To Exchange Certain Outstanding Options for Restricted Stock Units We are pleased to announce that OmniVision Technologies, Inc. (“OmniVision” or the “Company”) has officially launched an offer to exchange certain outstanding options for restricted stock units (the “Offer”) on November 18, 2009 that will remain open until 9:00 p.m., Pacific Time, on December 16, 2009 unless extended by OmniVision. An option will be deemed to be an “Eligible Option” for purposes of the Offer if it meets each of the following conditions: i. The option was granted under the Company’s 2000 Stock Plan or 2007 Equity Incentive Plan prior to November 1, 2008. ii. The option has an exercise price per share greater than or equal to $23.01. iii. The option remains outstanding and unexercised on the expiration date of the Offer, scheduled to be December 16, 2009. The specific terms and conditions of the Offer are described in the Offer to Exchange Certain Outstanding Options for Restricted Stock Units and the related documents (the “Offering Materials”). We urge you to read these documents very carefully before deciding whether or not to participate in the Offer. If there is any discrepancy between the information in this website and the Offering Materials, the Offering Materials will govern. You should rely only on the information contained in the Offering Materials. Make an Election Return to Login Page

HOME E MAIL CONTACT US LOG OUT Need Help? E-MAIL: stockadmin@ovt.com Change Passw ord Election Info Make An Election Welcome: Employee Name ELECTION FORM TENDER OF ELIGIBLE STOCK OPTIONS PURSUANT TO THE OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR RESTRICTED STOCK UNITS DATED NOVEMBER 18, 2009 THE OFFER EXPIRES AT 9:00 P.M., PACIFIC TIME, ON DECEMBER 16, 2009, UNLESS THE OFFER IS EXTENDED BY OMNIVISION. Name : XXXX Select “Yes” or “No” under the “Exchange Eligible Option?” column to indicate your decision to tender your Eligible Options identified below for exchange for restricted stock units. By selecting “Yes”, you are indicating your decision to tender for exchange your Eligible Options for new restricted stock units. If you do not want to tender one or more of your Eligible Options for restricted stock units, select the "No" box under the "Exchange Eligible Option?" column for those particular options. If you select “No”, your Eligible Options will NOT be tendered for exchange and will remain outstanding under the terms and conditions as set forth in the relevant agreement related to such option grant. If you do not select the "Yes" box with respect to an Eligible Option, your election with respect to that option will default to "No". In that event, such Eligible Option will not be exchanged for restricted stock units. You may not tender only a portion of an Eligible Option. Eligible Options New RSU Award Original Grant Date Exercise Price Per Share Shares Subject to Eligible Options Number of New RSUs New RSU Vesting Term Exchange Eligible Option? 06/04/04 $23.44 XXXX XXX XXXXXXXXX Yes No 06/12/06 $25.56 XXXX XXX XXXXXXXXX Yes No Return to Welcome Page Next

HOME E MAIL CONTACT US LOG OUT Need Help? E-MAIL: stockadmin@ovt.com Change Passw ord Election Info Make An Election Welcome: Employee Name Election Exchange Review You have made the following election with respect to your eligible options: Eligible Options New RSU Award Original Grant Date Exercise Price Per Share Shares Subject to Eligible Options Number of New RSUs New RSU Vesting Term Exchange Eligible Option? 06/04/04 $23.44 XXXX XXX XXXXXXXXX Yes No 06/12/06 $25.56 XXXX XXX XXXXXXXXX Yes No Is this information correct? If yes, click PROCEED TO CONFIRMATION to continue. If no, click RETURN TO PREVIOUS SCREEN. Return to Previous Screen Proceed to Confirmation

HOME E MAIL CONTACT US LOG OUT Need Help? E-MAIL: stockadmin@ovt.com Change Passw ord Election Info Make An Election Welcome: Employee Name AGREEMENT TO TERMS OF ELECTION OFFER TO EXCHANGE CERTAIN OUTSTANDING OPTIONS FOR RESTRICTED STOCK UNITS Through this Offer, OmniVision is giving eligible employees the opportunity to exchange some or all of their Eligible Options (that is, options granted under the Company’s 2000 Stock Plan or the Company’s 2007 Equity Incentive Plan with an exercise price greater than or equal to $23.01 per share, that were granted before November 1, 2008, and that remain outstanding and unexercised as of the expiration date of the Offer) for new restricted stock units. OmniVision will grant the restricted stock units following the expiration of the Offer on the same calendar day on which OmniVision cancels the options surrendered in the exchange (the “restricted stock unit grant date”). The Company expects the restricted stock unit grant date will be December 16, 2009, unless we extend the Offer. The restricted stock units will be granted under the Company’s 2007 Equity Incentive Plan (and any country-specific appendices thereto). The vesting schedule of the restricted stock units will depend on the extent to which the options surrendered in exchange for such restricted stock units have vested at the time of such exchange. Vesting of the restricted stock units is conditioned upon your continued service with the Company through each applicable vesting date. By selecting “I Agree”, you are agreeing to the terms of the Offer as set forth in the Offering Materials. I acknowledge my Election is subject to the terms, conditions and restrictions contained in the Offering Materials. Email Address: XXXX@OVT.COM Employee ID: XXXX Return to Previous Screen I Agree

HOME E MAIL CONTACT US LOG OUT Need Help? E-MAIL: stockadmin@ovt.com Change Passw ord Election Info Make An Election Welcome: Employee Name PRINT CONFIRMATION Your election information has been recorded as follows: Name : XXXX Employee ID : XXX Date : 11/17/2009 04:51:00 PM PST Eligible Options New RSU Award Original Grant Date Exercise Price Per Share Shares Subject to Eligible Options Number of New RSUs New RSU Vesting Term Exchange Eligible Option? 06/04/04 $23.44 XXXX XX XXXXXXXXX Yes 06/12/06 $25.56 XXXX XX XXXXXXXXX Yes PRINT THIS PAGE: by clicking the PRINT A CONFIRMATION button below and save a copy. This will serve as the Election Confirmation Statement in the event our system does not register your election or provide you with an e-mailed "Election Confirmation Statement" within one U.S. business day after your submission. If you do not receive a confirmation e-mail within one U.S. business day after your submission, please forward a copy of your printed Electronic Confirmation Statement via e-mail to stockamdin@ovt.com. PRINT A CONFIRMATION LOGOUT RETURN TO WELCOME PAGE

Home Election Confirmation Form Your election has been recorded as follows: Name: XXXX Employee ID: XXX Date of Election: 11/17/2009 04:54:46 PM PDT Eligible Options New RSU Award Original Grant Date Exercise Price Per Share Shares Subject to Eligible Options Number of New RSUs New RSU Vesting Term Exchange Eligible Option? 06/04/04 $23.44 XXXX XXX XXXXXXXXX Yes 06/12/06 $25.56 XXXX XXX XXXXXXXXX Yes If you have submitted your election electronically, we strongly encourage you to print this page and keep it for your records.